UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
July 7, 2006

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

(847) 478-0500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On July 7, 2006, BioSante Pharmaceuticals, Inc. entered into definitive subscription agreements with certain institutional and other accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, pursuant to which BioSante agreed to sell in a private placement an aggregate of 3,812,978 shares of its common stock and warrants to purchase an aggregate of 1,334,542 shares of its common stock, at a purchase price of $2.00 per unit. The warrants are exercisable for a period of four years and nine months, beginning six months and one day from the date of issuance, at an exercise price of $2.75 per share. The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by BioSante of additional securities. The private placement is expected to be completed upon approval of an Additional Listing Application with the American Stock Exchange.

BioSante has agreed to register the resale of the shares sold in the private placement, including shares issuable upon exercise of the warrants, on a registration statement to be filed by BioSante with the Securities and Exchange Commission under the Securities Act of 1933, as amended. BioSante has agreed to use its reasonable best efforts to file the registration statement with the SEC within 35 days after the closing of the private placement, to cause such registration statement to be declared effective by the SEC within the earlier of 90 days after the closing or the 10th business day following the date on which BioSante is notified by the SEC that the SEC will not be reviewing the registration statement or that the SEC has no further comments on the registration statement and to cause such registration statement to remain effective for the required registration period. Pursuant to the subscription agreements, BioSante and the investor parties thereto have made other covenants and representations and warranties regarding matters that are customarily included in financings of this nature. If certain of its obligations under the subscription agreements are not met, BioSante has agreed to make pro-rata cash payments as liquidated damages to each investor.

The private placement is expected to result in net proceeds to BioSante of $7.2 million, after the deduction of placement agent commissions and estimated offering expenses. Other than with respect to the subscription agreements, there are no material relationships between BioSante, on the one hand, and any of the investors in the private placement, on the other hand.

The foregoing description of the terms and conditions of the subscription agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of subscription agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of subscription agreement has been included to provide information regarding its terms and is not intended to provide any other factual information about BioSante. Such information can be found in BioSante’s other public filings with the SEC, which are available without charge at www.sec.gov. A form of the warrant expected to be issued by BioSante to the investors at the closing of the private placement is filed as Exhibit 10.2 and a copy of the press release announcing the private placement is filed as Exhibit 99.1 to this Current Report on Form 8-K and are both incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.02  Unregistered Sale of Equity Securities

As described in more detail above, on July 7, 2006, BioSante entered into definitive subscription agreements with certain institutional and other accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, pursuant to which BioSante agreed to sell in a private placement an aggregate of 3,812,978 shares of its common stock and warrants to purchase an aggregate of 1,334,542 shares of its common stock, at a purchase price of $2.00 per unit. The warrants are exercisable for a period of four years and nine months, beginning six months and one day from the date of issuance, at an exercise price of $2.75 per share. The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance of additional securities.

The offer of the securities was made and the sale of the securities will be made to a limited number of institutional and other accredited investors in reliance upon exemptions from the registration requirements pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. There was no general solicitation or advertising with respect to the private placement and each of the purchasers provided written representations of an intent to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the securities. Appropriate legends will be affixed by BioSante to each of the share certificates representing shares to be issued in the private placement.

Additional information regarding the private placement is incorporated herein by reference to “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

                          (d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement dated as of July 7, 2006 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreements (filed herewith)
10.2	Form of Warrant expected to be issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements (filed herewith)
99.1	BioSante Pharmaceuticals, Inc. News Release dated July 10, 2006 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By: /s/ Stephen M. Simes
Stephen M. Simes
President and Chief Executive Officer

Dated: July 10, 2006

BIOSANTE PHARMACEUTICALS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Form of Subscription Agreement dated as of July 7, 2006 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreements	Filed herewith
10.2	Form of Warrant expected to be issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements	Filed herewith
99.1	BioSante Pharmaceuticals, Inc. News Release dated July 10, 2006	Filed herewith